EXHIBIT 10.2
SECURITY AGREEMENT
          This SECURITY AGREEMENT (this “Agreement”) is dated as of October 8, 2008 and entered into by and among QUIDEL CORPORATION, a Delaware corporation (“Borrower”), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Borrower (each of such undersigned Subsidiaries being a “Subsidiary Grantor” and collectively “Subsidiary Grantors”) and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 21 hereof (each of Borrower, each Subsidiary Grantor, and each Additional Grantor being a “Grantor” and collectively the “Grantors”) and BANK OF AMERICA, N.A., as Agent for and representative of (in such capacity herein called “Secured Party”) the Beneficiaries (as hereinafter defined).
PRELIMINARY STATEMENTS
          A. Pursuant to the Credit Agreement dated as of October 8, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein and not otherwise defined in Section 31, the UCC or elsewhere herein being used herein as therein defined), by and among Borrower, the financial institutions listed therein as Lenders, U.S. Bank N.A., as Syndication Agent, and Bank of America, N.A., as Agent (in such capacity, “Agent”), Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower.
          B. Any Loan Party may from time to time enter, or may from time to time have entered, into one or more Secured Hedge Agreements with one or more Hedge Banks in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Loan Parties under the Secured Hedge Agreements, including, without limitation, the obligation of Loan Parties to make payments thereunder in the event of early termination thereof, together with all obligations of Borrower under the Credit Agreement and the other Loan Documents, be secured hereunder.
          C. Any Loan Party may from time to time enter, or may from time to time have entered, into one or more Secured Cash Management Agreements with one or more Cash Management Banks in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Loan Parties under the Secured Cash Management Agreements, together with all obligations of Borrower under the Credit Agreement and the other Loan Documents, be secured hereunder.
          D. Subsidiary Grantors have executed and delivered the Subsidiary Guaranty, in each case in favor of Secured Party for the benefit of Lenders, any Hedge Banks and any Cash Management Banks, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement and all obligations of Loan Parties under the Secured Hedge Agreements and Secured Cash Management Agreements.
          E. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.
Security Agreement

          NOW, THEREFORE, in consideration of the agreements set forth herein and in the Credit Agreement and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement, to induce Hedge Banks to enter into the Secured Hedge Agreements and to induce Cash Management Banks to enter into the Secured Cash Management Agreements, each Grantor hereby agrees with Secured Party as follows:
SECTION 1. Grant of Security.
          Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor’s right, title and interest in and to all of the personal property of such Grantor, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired, wherever the same may be located and whether or not subject to the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended in the State of California (the “UCC”), including the following (the “Collateral”):
          (a) all Accounts;
          (b) all Chattel Paper;
          (c) all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;
          (d) all Documents;
          (e) all General Intangibles, including all intellectual property, Payment Intangibles and Software;
          (f) all Goods, including Inventory, Equipment and Fixtures;
          (g) all Instruments;
          (h) all Investment Property;
          (i) all Letter-of-Credit Rights and other Supporting Obligations;
          (j) all Records;
          (k) all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto; and
          (1) all Proceeds and Accessions with respect to any of the foregoing Collateral.
          Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor’s rights or interests in or under, any license, contract, permit, Instrument, Security or franchise to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, Instrument, Security or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument, Security or franchise (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.
          Notwithstanding the foregoing, the Collateral shall not include (a) any equity interests issued by a Person if such Person is a controlled foreign corporation (used hereinafter as such term is defined in Section 957(a) or any successor provision of the Internal Revenue Code), in excess of the amount of such equity interests possessing up to but not exceeding 65% of the voting power of all classes of such equity interests entitled to vote of such Person, and (b) assets subject to any Lien permitted under Section 7.1 (i) of the Credit Agreement where the security agreement or other instrument creating such purchase money Lien prohibits the granting of a security interest in such assets to Secured Party or results in an event of default under such security agreement or instrument (other than to the extent that such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code)); provided that the security interest in any such assets shall automatically attach hereunder when and after any such Liens are discharged or released or when the assets encumbered by such Liens are no longer subject to such restrictions; provided further, that in any event any Account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be excluded from the definition of Collateral to the extent that any of the foregoing is (or if it contained a provision limiting the transferability or pledge thereof would be) subject to Section 9406 of the UCC.
SECTION 2. Security for Obligations.
          This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor. “Secured Obligations” means:
          (a) with respect to Borrower, all obligations and liabilities of every nature of Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Secured Hedge Agreement and any Cash Management Agreement (including all Obligations (as defined in the Credit Agreement)); and
          (b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Subsidiary Grantor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty (including all Guarantied Obligations (as defined in the Subsidiary Guaranty));

in each case together with all extensions or renewals thereof, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, payments for early termination of Secured Hedge Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Hedge Bank or Cash Management Bank as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Borrower or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Borrower or such Grantor for such amounts in the related bankruptcy proceeding).
SECTION 3. Grantors Remain Liable.
          Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
SECTION 4. Representations and Warranties.
          Each Grantor represents and warrants as follows:
          (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement, such Grantor owns its interests in the Collateral free and clear of any Lien and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office, including any IP Filing Office.
          (b) Perfection. The security interests in the Collateral granted to Secured Party for the ratable benefit of Lenders, Hedge Banks and Cash Management Banks hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming Secured Party as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to Secured Party, and in the case of Securities Collateral issued by a foreign issuer, any actions required under foreign law to perfect a security interest in such Securities Collateral), in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral described in clause (a) of the definition thereof, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable IP Filing Office, (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, (v), in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to Secured Party of an agreement providing for control by Secured Party thereof, (vi) in the case of Letter-of-Credit Rights (other than Letter-of-Credit Rights consisting of Supporting Obligations for Collateral as to which Secured Party otherwise has a perfected security interest), the issuer of the applicable letter of credit has consented to the assignment of proceeds thereof under Section 5114(c) of the UCC, and (vii) in the case of commercial tort claims, the sufficient identification thereof in filed UCC financing statements, the security interests in the Collateral (except for security interests in Collateral that cannot be perfected by the filing of financing statements and are not material to the Company) granted to Secured Party for the ratable benefit of Lenders, Hedge Banks and Cash Management Banks will constitute perfected security interests therein prior to all other Liens (except for Liens permitted by clauses (b) through (i) of subsection 7.1 of the Credit Agreement), and all filings and other actions required under this Agreement and necessary or desirable to perfect and protect such security interests have been duly made or taken.
          (c) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. Such Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts, Intellectual Property and originals of Chattel Paper, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto. All of the Equipment and Inventory is located at the places set forth on Schedule 4 annexed hereto, except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 4 annexed hereto, or (iii) to customers of a Grantor.
          (d) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 5 annexed hereto.
          (e) Delivery of Certain Collateral. All certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral having a value or face amount in excess of $25,000 have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.
          (f) Securities Collateral. All of the Pledged Subsidiary Equity set forth on Schedule 6 annexed hereto has been duly authorized and validly issued and is fully paid and non-

assessable; all of the Pledged Subsidiary Debt set forth on Schedule 7 annexed hereto has been duly authorized and is the legally valid and binding obligation of the issuers thereof and is not in default; there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Subsidiary Equity; Schedule 6 annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof; and Schedule 7 annexed hereto sets forth all of the Pledged Debt owned by such Grantor.
          (g) Intellectual Property Collateral. A true and complete list of all Trademark Registrations and applications for any Trademark owned, held or used by such Grantor, in whole or in part (other than those held or used pursuant to a license and those not yet required to be set forth on an update to Schedule 5.17(a) to the Credit Agreement pursuant to Section 6.2(g) of the Credit Agreement), is set forth on Schedule 8 annexed hereto; a true and complete list of all Patents owned, held or used by such Grantor, in whole or in part (other than those held or used pursuant to a license and those not yet required to be set forth on an update to Schedule 5.17(a) to the Credit Agreement pursuant to Section 6.2(g) of the Credit Agreement), is set forth on Schedule 9 annexed hereto; a true and complete list of all Copyright Registrations and applications for Copyright Registrations held by such Grantor, in whole or in part (other than those held pursuant to a license and those not yet required to be set forth on an update to Schedule 5.17(a) to the Credit Agreement pursuant to Section 6.2(g) of the Credit Agreement), is set forth on Schedule 10 annexed hereto; and such Grantor is not aware of any material pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable.
          (h) Deposit Accounts, Securities Accounts, Commodity Accounts. Schedule 11 annexed hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Grantor, and indicates the institution or intermediary at which the account is held and the account number.
          (i) Chattel Paper. Such Grantor has no interest in any Chattel Paper, except as set forth in Schedule 12 annexed hereto.
          (j) Letter-of-Credit Rights. Such Grantor has no interest in any Letter-of-Credit Rights, except as set forth on Schedule 13 annexed hereto.
          (k) Documents. No negotiable Documents are outstanding with respect to any of the Inventory, except as set forth on Schedule 14 annexed hereto.
     The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart, except that, in the case of a Pledge Supplement, IP Supplement or notice delivered pursuant to Section 5(d) hereof, such representations and warranties are made as of the date of such supplement or notice.
SECTION 5. Further Assurances.

          (a) Generally. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) notify Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper having a value or face amount in excess of $25,000 and at the request of Secured Party, mark conspicuously each item of Chattel Paper and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to Secured Party all promissory notes and other Instruments having a value or face amount in excess of $25,000 and, at the request of Secured Party, all original counterparts of Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of Deposit Accounts other than Excluded Accounts and Investment Property of such Grantor, (C) deliver such documents, instruments, notices, records and consents, and take such other actions, necessary to establish that secured party has control over electronic Chattel Paper and Letter-of-Credit Rights of such Grantor and (D) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (vi) at Secured Party’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or Secured Party’s security interest in all or any part of the Collateral, and (vii) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor) without the signature of any Grantor.
          (b) Securities Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all certificates or Instruments representing or evidencing the Securities Collateral having a value or face amount in excess of $25,000 shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Secured Party and (ii) it will, upon obtaining any additional Equity Interests or Indebtedness having a value or face amount in excess of $25,000, promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity or Pledged Debt; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity or Pledged Debt shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto. Upon each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity or Pledged Debt, whether or not such Pledge Supplement is delivered.
          (c) Intellectual Property Collateral. As soon as available but in any event within 30 days after the end of each fiscal year, Borrower shall deliver any update to Schedule 5.17(a) to the Credit Agreement required by Section 6.2(g) of the Credit Agreement and, together therewith, with respect to any registered Intellectual Property Collateral acquired by a Grantor during the fiscal year covered by such update, such Grantor shall execute and deliver to Secured Party an IP Supplement, and submit a Grant for recordation with respect thereto in the applicable IP Filing Office; provided, the failure of any Grantor to execute an IP Supplement or submit a Grant for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto. Upon delivery to Secured Party of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include a reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement. Upon each such acquisition, the representations and warranties contained in Section 4(g) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral.
          (d) Commercial Tort Claims. Grantors have no Commercial Tort Claims asserted in any judicial action as of the date hereof, except as set forth on Schedule 1 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any material Commercial Tort Claims asserted in any judicial action, such Grantor shall promptly notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.
SECTION 6. Certain Covenants of Grantors.
          Each Grantor shall:
          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;
          (b) give Secured Party at least 30 days’ prior written notice of (i) any change in such Grantor’s name, identity or corporate structure and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;
          (c) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

          (d) keep correct and accurate Records of Collateral at the locations described in Schedule 3 annexed hereto; and
          (e) permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such Records, and each Grantor agrees to render to Secured Party, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.
SECTION 7. Special Covenants With Respect to Equipment and Inventory.
          Each Grantor shall:
          (a) if any Inventory is in possession or control of any of such Grantor’ s agents or processors, if the aggregate book value of all such Inventory exceeds $100,000, and in any event upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;
          (b) subject to Section 6.16(b) of the Credit Agreement, if any Inventory is located on premises leased by such Grantor, deliver to Secured Party a fully executed Landlord Waiver; and
          (c) promptly upon the issuance and delivery to such Grantor of any negotiable Document having a value or face amount in excess of $25,000, deliver such Document to Secured Party.
SECTION 8. Special Covenants with respect to Accounts.
          (a) Each Grantor shall, for not less than three years from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.
          (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party’s direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (A) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (B) such Grantor shall not, without the written consent of Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.
SECTION 9. Special Covenants With Respect to the Securities Collateral.
          (a) Form of Securities Collateral. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations. If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to Secured Party as provided in this Section 9(a).
          (b) Covenants. Each Grantor shall (i) not, except as expressly permitted by the Credit Agreement, permit any issuer of Pledged Subsidiary Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, subject to the provisions of the last paragraph of Section 1 pledged and become Collateral hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; (ii) cause each issuer of Pledged Subsidiary Equity not to issue Equity Interests in addition to or in substitution for the Pledged Subsidiary Equity issued by such issuer, except to such Grantor; (iii) immediately upon its acquisition (directly or indirectly) of any Equity Interests, including additional Equity Interests in each issuer of Pledged Equity, comply with Section 5(b) subject to the provisions of the last paragraph of Section 1; (iv) immediately upon issuance of any and all Instruments or other evidences of additional Indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt, comply with Section 5; (v) promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; (vi) at its expense (A) perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it, (B) maintain all such agreements in full force and effect and (C) enforce all such agreements in accordance with their terms; and (vii) at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for control by Secured Party of all Securities Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of such Grantor.
          (c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such

Grantor that, in Secured Party’s judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and (ii) each Grantor shall be entitled to receive and retain any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.
          Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) except as otherwise specified in the Credit Agreement, upon written notice from Secured Party to any Grantor of any exercise of remedies under Section 8.2 of the Credit Agreement, all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).
          In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled (including giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations, the cure of such Event of Default or waiver thereof as evidenced by a writing executed by Secured Party.
SECTION 10. Special Covenants With Respect to the Intellectual Property Collateral.
          (a) Each Grantor shall:
          (i) use reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such

Grantor’s rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;
          (ii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;
          (iii) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral and products and services covered by the Intellectual Property Collateral; and
          (iv) use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.
          (b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Secured Party’s reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and upon the occurrence and during the continuance of any Event of Default, (i) all amounts and proceeds (including checks and Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.
          (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any material Intellectual Property Collateral.
          (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in an IP Filing Office or any federal, state, local or foreign court) or regarding such Grantor’s ownership, right to use, or interest in any material Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.
          (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all Trademarks, tradenames, Copyrights, Patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.
SECTION 11. Collateral Account.
          (a) Secured Party is hereby authorized to establish and maintain as a blocked account under the sole dominion and control of Secured Party, a restricted Deposit Account designated as “Quidel Corporation Collateral Account”. All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of Beneficiaries, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein or in the Credit Agreement, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any

other appropriate banking or Government Authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile or E-mail (if and when confirmed by telephone) of the date, amount and method of delivery of such deposit. Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement or in the Credit Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms. Subject to Secured Party’s rights hereunder, any interest earned on deposits of cash in the Collateral Account shall be deposited directly in, and held in, the Collateral Account.
          (b) In the event that Borrower is required to cash collateralize any Letter of Credit or Letters of Credit pursuant to the Credit Agreement, other than pursuant to Section 8 of the Credit Agreement, in which case the provisions of Section 15(c) of this Agreement shall apply, subject to the provisions of the Credit Agreement, such cash collateral shall be retained by Secured Party until such time as such Letter of Credit or Letters of Credit shall have expired or been surrendered and any drawings under such Letter of Credit or Letters of Credit paid in full, whether by reason of application of funds in the Collateral Account or otherwise. Secured Party is authorized to apply any amount in the Collateral Account to pay any drawing on a Letter of Credit. Subject to the provisions of Section 15(c) of this Agreement and the Credit Agreement, if any such cash collateral is no longer required to be retained in the Collateral Account, it shall be paid by Secured Party to Borrower or at Borrower’s direction.
SECTION 12. Secured Party Appointed Attorney-in-Fact.
          Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
          (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to the Credit Agreement;
          (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;
          (e) to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Credit Agreement and Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;
          (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and
          (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
SECTION 13. Secured Party May Perform.
          If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 18(b) hereof.
SECTION 14. Standard of Care.
          The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.
SECTION 15. Remedies.
          (a) Generally. If any Event of Default shall have occurred and be continuing, Secured Party may, subject to Section 20 hereof, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Secured Party or any Lender and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Securities Collateral. Secured Party or any Lender, Hedge Bank or Cash Management Bank may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders, Hedge Banks and Cash Management Banks (but not any Lender, Hedge Bank or Cash Management Bank in its individual capacity unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 15 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.
          (b) Securities Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that Secured Party shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the amount of Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
          (c) Collateral Account. If an Event of Default has occurred and is continuing, any amounts on deposit in the Collateral Account, except for funds deposited in the Collateral Account as described in the next sentence, shall be held by Agent and applied as Obligations become due. If, in accordance with Article VIII of the Credit Agreement, Borrower is required to pay to Secured Party an amount (the “Aggregate Available Amount”) equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Borrower shall deliver funds in such an amount for deposit in the Collateral Account. Following such deposit in the Collateral Account, (i) upon any drawing under any outstanding Letter of Credit, Secured Party shall apply any amount in the Collateral Account to reimburse the L/C Issuer for the amount of such drawing and (ii) in the event of cancellation or expiration of any Letter of Credit, or in the event of any reduction in the maximum available amount under any Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in excess of the Aggregate Available Amount (calculated giving effect to such cancellation, expiration or reduction) as provided in Section 17.
SECTION 16. Additional Remedies for Intellectual Property Collateral.

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in subsections 10.4 and 10.5 of the Credit Agreement and Section 18 hereof, as applicable, in connection with the exercise of its rights under this Section 16, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the material Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party’s behalf and to be compensated by Secured Party at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.
          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party’s security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Liens permitted under Section 7.1 of the Credit Agreement.
SECTION 17. Application of Proceeds.

          Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in Section 8.3 of the Credit Agreement.
SECTION 18. Indemnity and Expenses.
          (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender, each Hedge Bank and each Cash Management Bank from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Secured Party’s or such Lender’s, Hedge Bank’s or Cash Management Bank’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.
          (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses in accordance with subsection 10.4 of the Credit Agreement.
          (c) The obligations of Grantors in this Section 18 shall (i) survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Secured Hedge Agreements, the Secured Cash Management Agreements, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 1(b) thereof.
SECTION 19. Continuing Security Interest; Transfer of Loans; Termination and Release.
          (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (or the securing of reimbursement Obligations in respect thereof with cash collateral or letters of credit in a manner satisfactory to Secured Party), (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), (A) but subject to the provisions of subsection 10.6 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise, (B) any Hedge Bank may assign or otherwise transfer any Secured Hedge Agreement to which it is a party to any other Person in accordance with the terms of such Secured Hedge Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Hedge Banks herein or otherwise and (C) any Cash Management Bank may assign or otherwise transfer any Secured Cash Management Agreement to which it is a party to any other Person in accordance with the terms of such Secured Cash Management Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Cash Management Banks herein or otherwise.

          (b) Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit (or the securing of reimbursement Obligations in respect thereof with cash collateral or letters of credit in a manner satisfactory to Secured Party), the security interest granted hereby (other than with respect to any cash collateral in respect of Letters of Credit) shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires a security interest release from Secured Party, such a release may be obtained pursuant to the provisions of subsection 9.10 of the Credit Agreement.
SECTION 20. Secured Party as Agent.
          (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Hedge Banks and Cash Management Banks. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 15 hereof in accordance with the instructions of Requisite Obligees. In furtherance of the foregoing provisions of this Section 20(a), each Hedge Bank and each Cash Management Bank, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Hedge Bank that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders, Hedge Banks and Cash Management Banks in accordance with the terms of this Section 20(a).
          (b) Secured Party shall at all times be the same Person that is Agent under the Credit Agreement. Written notice of resignation by Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; and appointment of a successor Agent pursuant to subsection 9.6 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Agent under subsection 9.6 of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute (if necessary) and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Agent’s resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.
          (c) Secured Party shall not be deemed to have any duty whatsoever with respect to any Hedge Bank or any Cash Management Bank until it shall have received written notice in form and substance satisfactory to Secured Party from a Grantor or the Hedge Bank or the Cash Management Bank as to the existence and terms of the applicable Secured Hedge Agreement or Secured Cash Management Agreement.
SECTION 21. Additional Grantors.
          The initial Grantors hereunder shall be Borrower and such of the Subsidiaries of Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Borrower may become Additional Grantors, by executing a Counterpart. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.
SECTION 22. Amendments; Etc.
          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 21 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
SECTION 23. Notices.
          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail, certified or registered, with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.2 of the Credit Agreement or as set forth under such party’s name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.
SECTION 24. Failure or Indulgence Not Waiver; Remedies Cumulative.

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
SECTION 25. Severability.
          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 26. Headings.
          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
SECTION 27. Governing Law; Rules of Construction.
          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING, WITHOUT LIMITATION, SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL. The rules of construction set forth in subsection 1.2 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.
SECTION 28. Consent to Jurisdiction and Service of Process.
          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 23 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 410.40 OR OTHERWISE.
SECTION 29. Waiver of Jury Trial.
          GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GRANTORS AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GRANTORS AND SECURED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GRANTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 29 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
SECTION 30. Counterparts.
          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be ) deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
SECTION 31. Definitions.
          (a) Each capitalized term utilized in this Agreement that is not defined in the Credit Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Divisions 1, 8 or 9 of the UCC.
          (b) In addition, the following terms used in this Agreement shall have the following meanings:
     “Additional Grantor” means a Subsidiary of Borrower that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.
     “Beneficiary” means Agent, each Lender, each Hedge Bank and each Cash Management Bank.
     “Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.
     “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.
     “Collateral” has the meaning set forth in Section 1 hereof.
     “Collateral Account” means the “Quidel Corporation Collateral Account” established pursuant to Section 11.
     “Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued to, or applied for thereon by, any Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).
     “Copyright Rights” means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of any Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and any such rights.
     “Copyrights” means all items under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases,

other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).
     “Counterpart” means a counterpart to this Agreement entered into by a Subsidiary of Borrower pursuant to Section 21 hereof.
     “Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.
     “Equity Interests” means all shares of stock, partnership interests, interests in Joint Ventures, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.
     “Event of Default” means any Event of Default as defined in the Credit Agreement or, after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the occurrence of an Early Termination Date (as defined in a Master Agreement in the form prepared by the International Swap and Derivatives Association, Inc. or a similar event under any similar swap agreement) under any Secured Hedge Agreement or the occurrence of a default under a Cash Management Agreement.
     “Grant” means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.
     “Hedge Bank” means any Person that, at the time it enters into a Swap Contract permitted under Article VII of the Credit Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract.
     “Intellectual Property Collateral” means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all
          (a) Copyrights, Copyright Registrations and Copyright Rights, including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world;
          (b) Patents;
          (c) Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith;

          (d) all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; and
          (e) all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).
     “IP Supplement” means an IP Supplement, substantially in the form of Exhibit V annexed hereto.
     “Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.
     “Pledged Debt” means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.
     “Pledged Equity” means all Equity Interests now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor but excluding any Equity Interests that would be excluded from the Collateral on the basis of clause (a) of the last paragraph of Section 1 hereof.
     “Pledged Subsidiary Debt” means Pledged Debt owed to a Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, of which such Grantor is a direct or indirect Subsidiary or that controls, is controlled by or under common control with such Grantor.
     “Pledged Subsidiary Equity” means Pledged Equity in a Person that is, or becomes a direct Subsidiary of a Grantor.
     “Pledge Supplement” means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.
     “Requisite Obligees” means either (i) Required Lenders or (ii), after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate amount then due and payable (exclusive of expenses and similar payments but including, with respect to Secured Hedge Agreements, any early termination payments then due) under the Secured Hedge Agreements and Secured Cash Management Agreements.
     “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.
     “Secured Hedge Agreement” means any Swap Contract permitted under Article VII of the Credit Agreement that is entered into by and between any Loan Party and any Hedge Bank.
     “Secured Obligations” has the meaning set forth in Section 2 hereof.
     “Securities Collateral” means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Investment Property in which such Grantor has an interest.
     “Trademark Registrations” means all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule 8 annexed hereto).
     “Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.
     “Trademarks” means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically set forth on Schedule 8 annexed hereto).
     “UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of California.

     IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

QUIDEL CORPORATION
By:	/s/ Caren Mason
	Name:	CAREN MASON
	Title:	PRESIDENT/CEO

PACIFIC BIOTECH, INC.
By:	/s/ Caren Mason
	Name:	CAREN MASON
	Title:	PRESIDENT/CEO

METRA BIOSYSTEMS, INC.
By:	/s/ Caren Mason
	Name:	CAREN MASON
	Title:	PRESIDENT/CEO

OSTEO SCIENCES CORPORATION
By:	/s/ Caren Mason
	Name:	CAREN MASON
	Title:	PRESIDENT/CEO

LITMUS CONCEPTS, INC.
By:	/s/ Caren Mason
	Name:	CAREN MASON
	Title:	PRESIDENT/CEO

Notice Address for each Grantor:
10165 McKellar Court
San Diego, CA 92121
Attention: Chief Financial Officer
Telephone: (858) 552-1100
Facsimile: (858) 646-8028
Electronic Mail: jradak@quidel.com
with a copy to:
10165 McKellar Court
San Diego, CA 92121
Attention: Legal Department
Telephone: (858) 552-1100
Facsimile: (858) 646-8028
Electronic Mail: rbujarski@quidel.com

BANK OF AMERICA, N.A. as Agent and Secured Party
By:	/s/ Tiffany Shin
	Name:	Tiffany Shin
	Title:	Assistant Vice President

Notice Address:

Bank of America, N.A.
Agency Management
Global Product Solutions
WA1-501-17-32
800 Fifth Avenue, Floor 17
Seattle WA 98104
Attn: Tiffany Shin, Assistant Vice President
Telephone: 206-358-0078
Telecopier: 415-343-0561
Electronic Mail: tiffany.shin@bankofamerica.com

EXHIBIT I TO
SECURITY AGREEMENT
FORM OF GRANT OF TRADEMARK SECURITY INTEREST
          WHEREAS, [NAME OF GRANTOR], a                      corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and
          WHEREAS, Quidel Corporation, a Delaware corporation (“Borrower”), has entered into a Credit Agreement dated as of October 8, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, being the “Credit Agreement”) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the “Lenders”), U.S. Bank N.A., as Syndication Agent, and Bank of America, N.A., as Agent for the Lenders (in such capacity, “Secured Party”) pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower; and
          WHEREAS, any Loan Party (as defined in the Credit Agreement) may from time to time enter, or may from time to time have entered, into one or more swap agreements (collectively, the “Secured Hedge Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Secured Hedge Agreements are entered into (in such capacity, collectively, “Hedge Banks”);
          WHEREAS, any Loan Party (as defined in the Credit Agreement) may from time to time enter, or may from time to time have entered, into one or more cash management agreement (collectively, the “Secured Cash Management Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Secured Cash Management Agreements are entered into (in such capacity, collectively, “Cash Management Banks”); and
          [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 8, 2008 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Lenders, any Hedge Banks and any Cash Management Banks, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and all obligations of Loan Parties (as defined in the Credit Agreement) under the Secured Hedge Agreements and the Secured Cash Management Agreements, including, without limitation, the obligation of Loan Parties to make payments under the Secured Hedge Agreements in the event of early termination thereof; and]
          WHEREAS, pursuant to the terms of a Security Agreement dated as of October 8, 2008 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein,

Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Trademark Collateral;
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Trademark Collateral”) to secure the Secured Obligations (as defined in the Security Agreement):
          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks set forth on Schedule A annexed hereto) (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule A annexed hereto), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith; and
          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term “proceeds” includes whatever is receivable or received when Trademark Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ______, ___.

[NAME OF GRANTOR]
By:
Name:
Title:

SCHEDULE A
TO
GRANT OF TRADEMARK SECURITY INTEREST

Owner	Trademark Description	Registration/ Appl. Number	Registration/ Appl. Date

I - Schedule A-1

EXHIBIT II TO
SECURITY AGREEMENT
FORM OF GRANT OF PATENT SECURITY INTEREST
          WHEREAS, [NAME OF GRANTOR], a                      corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and
          WHEREAS, Quidel Corporation, a Delaware corporation (“Borrower”), has entered into a Credit Agreement dated as of October 8, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the “Lenders”), U.S. Bank N.A., as Syndication Agent, and Bank of America, N.A., as Agent for the Lenders (in such capacity, “Secured Party”), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower; and
          WHEREAS, any Loan Party (as defined in the Credit Agreement) may from time to time enter, or may from time to time have entered, into one or more swap agreements (collectively, the “Secured Hedge Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Secured Hedge Agreements are entered into (in such capacity, collectively, “Hedge Banks”);
          WHEREAS, any Loan Party (as defined in the Credit Agreement) may from time to time enter, or may from time to time have entered, into one or more cash management agreement (collectively, the “Secured Cash Management Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Secured Cash Management Agreements are entered into (in such capacity, collectively, “Cash Management Banks”); and
          [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 8, 2008 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Lenders, any Hedge Banks and any Cash Management Banks, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and all obligations of Loan Parties (as defined in the Credit Agreement) under the Secured Hedge Agreements and Secured Cash Management Agreements, including, without limitation, the obligation of Loan Parties to make payments under the Secured Hedge Agreements in the event of early termination thereof; and]
          WHEREAS, pursuant to the terms of a Security Agreement dated as of October 8, 2008 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein,

Grantor created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Patent Collateral;
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Patent Collateral”) to secure the Secured Obligations (as defined in the Security Agreement):
     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule A annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and
     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term “proceeds” includes whatever is receivable or received when Patent Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ______, ___.

[NAME OF GRANTOR]
By:
Name:
Title:

SCHEDULE A
TO
GRANT OF PATENT SECURITY INTEREST
Patents Issued:

Patent No.	Issue Date	Invention	Inventor(s)

Patents Pending:

Applicant’s Name	Date Filed	Application Number	Invention	Inventor(s)

II - Schedule A-1

EXHIBIT III TO
SECURITY AGREEMENT
FORM OF GRANT OF COPYRIGHT SECURITY INTEREST
          WHEREAS, [NAME OF GRANTOR], a                      corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and
          WHEREAS, Quidel Corporation, a Delaware corporation (“Borrower”), has entered into a Credit Agreement dated as of October 8, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the “Lenders”), U.S. Bank N.A., as Syndication Agent, and Bank of America, N.A., as Agent for the Lenders (in such capacity, “Secured Party”), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrower; and
          WHEREAS, any Loan Party (as defined in the Credit Agreement) may from time to time enter, or may from time to time have entered, into one or more swap agreements (collectively, the “Secured Hedge Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Secured Hedge Agreements are entered into (in such capacity, collectively, “Hedge Banks”);
          WHEREAS, any Loan Party (as defined in the Credit Agreement) may from time to time enter, or may from time to time have entered, into one or more cash management agreement (collectively, the “Secured Cash Management Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Secured Cash Management Agreements are entered into (in such capacity, collectively, “Cash Management Banks”); and
          [Insert if Grantor is a Subsidiary:] [WHEREAS, Grantor has executed and delivered that certain Subsidiary Guaranty dated as of October 8, 2008 (said Subsidiary Guaranty, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Lenders, any Hedge Banks and any Cash Management Banks pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and all obligations of Loan Parties (as defined in the Credit Agreement) under the Secured Hedge Agreements and the Secured Cash Management Agreements, including, without limitation, the obligation of Loan Parties to make payments under the Secured Hedge Agreements in the event of early termination thereof; and]
          WHEREAS, pursuant to the terms of a Security Agreement dated as of October 8, 2008 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein,

III-1

Grantor created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Copyright Collateral;
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Copyright Collateral”) to secure the Secured Obligations (as defined in the Security Agreement):
     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyrights”), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyright Registrations”), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the “Copyright Rights”), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and
     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term “proceeds” includes whatever is receivable or

III-2

received when Copyright Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

III-3

          IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ______, ___.

[NAME OF GRANTOR]
By:
Name:
Title:

III-4

SCHEDULE A
TO
GRANT OF COPYRIGHT SECURITY INTEREST
U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

III - Schedule A-1

EXHIBIT IV TO
SECURITY AGREEMENT
PLEDGE SUPPLEMENT
          This Pledge Supplement, dated as of                     , is delivered pursuant to the Security Agreement, dated as of October 8, 2008 between                             , a                          (“Grantor”), the other Grantors named therein, and Bank of America, N.A., as Secured Party (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
          Grantor hereby agrees that the [Pledged Equity] [Pledged Debt] set forth on Schedule A annexed hereto shall be deemed to be part of the [Pledged Equity] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.
          IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of                         .

[GRANTOR]
By:
Title:

IV-1

SCHEDULE A
TO
PLEDGE SUPPLEMENT

IV - Schedule A-1

EXHIBIT V TO
SECURITY AGREEMENT
IP SUPPLEMENT
          This IP SUPPLEMENT, dated as of                     , is delivered pursuant to and supplements (i) the Security Agreement, dated as of October 8, 2008 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Quidel Corporation, [Insert Name of Grantor] (“Grantor”), the other grantors named therein, and Bank of America, N.A., as Secured Party, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of                     , ___ (the “Grant”) executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.
          Grantor grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A annexed hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.
          IN WITNESS WHEREOF, Grantor has caused this IP Supplement to be duly executed and delivered by its duly authorized officer as of                     .

[GRANTOR]
By:
Title:

V-1

EXHIBIT VI TO
SECURITY AGREEMENT
FORM OF COUNTERPART
           COUNTERPART (this “Counterpart”), dated as of ______, is delivered pursuant to Section 21 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of October 8, 2008 (said Security Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the “Security Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Quidel Corporation, the other Grantors named therein, and Bank of America, N.A., as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 21 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:
     (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement;
     (ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and
     (iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

[NAME OF ADDITIONAL GRANTOR]
By:
Name:
Title:

VI-1

SCHEDULE 1
TO
SECURITY AGREEMENT
Commercial Tort Claims
None

SCHEDULE 2
TO
SECURITY AGREEMENT
Filing Offices

GRANTOR	FILING OFFICE
QUIDEL CORPORATION	Delaware Secretary of State
PACIFIC BIOTECH, INC.	California Secretary of State
METRA BIOSYSTEMS, INC.	California Secretary of State
OSTEO SCIENCES CORPORATION	Oregon Secretary of State
LITMUS CONCEPTS, INC.	California Secretary of State

2

SCHEDULE 3
TO
SECURITY AGREEMENT
Office Locations, Type and Jurisdiction of Organization, Organization Number

	Type of	Office	Jurisdiction of	Organization
Name of Grantor	Organization	Locations	Organization	Number

Quidel Corporation	Corporation	10165 McKellar Court San Diego, CA 92121	Delaware Corporation	2130032

Metra Biosystems, Inc.	Corporation	2981 Copper Road Santa Clara, CA 95051	California Corporation	1513174

		10165 McKellar Court San Diego, CA 92121

Litmus Concepts, Inc.	Corporation	2981 Copper Road Santa Clara, CA 95051	California Corporation	1279316

		10165 McKellar Court San Diego, CA 92121

Pacific Biotech, Inc.	California	10165 McKellar Court San Diego, CA 92121	California Corporation	1077141

Osteo Sciences Corporation	Corporation	10165 McKellar Court San Diego, CA 92121	Oregon Corporation	282039-82

3

SCHEDULE 4
TO
SECURITY AGREEMENT
Locations of Equipment and Inventory

Name of Grantor	Locations of Equipment and Inventory

Quidel Corporation	10165 McKellar Court San Diego, CA 92121

Metra Biosystems, Inc.	2981 Copper Road Santa Clara, CA 95051

Litmus Concepts, Inc.	None

Osteo Sciences Corporation	None

Pacific Biotech, Inc.	None

4

SCHEDULE 5
TO
SECURITY AGREEMENT
Other Names
None

5

SCHEDULE 6
TO
SECURITY AGREEMENT
Pledged Subsidiary Equity

	Class	Equity		Amount of	Percentage of
	of	Certificate	Par	Equity	Outstanding
Equity Issuer	Equity	Nos.	Value	Interests	Equity Pledged

Pacific Biotech, Inc.	Common	C-l	No Par	100 shares	100% owned by Quidel Corporation

Metra Biosystems, Inc.	Common	C-l	No Par	1,000 shares	100% owned by Quidel Corporation

Osteo Sciences Corporation	Common	C-l	No Par	100 shares	100% owned by
Metra Biosystems,
Inc.

Litmus Concepts, Inc.	Common	C-l	$0.001	1,000 shares	100% owned by Quidel Corporation

6

SCHEDULE 7
TO
SECURITY AGREEMENT
Pledged Subsidiary Debt

	Dollars in thousands
	-1	-2	-3	-4	-5	-6	-7
							Metra
		Metra	Litmus	Quidel	Metra	Metra Biosystems,	Biosystems,
	Quidel	Biosystems,	Concepts,	Deutchland,	Biosystems,	Quidel Limited	Quidel
	Corporation	Inc.	Inc.	GMBH	GMBH	(Italy)	Limited (UK)	Total

Quidel Corporation	—	1,266	(5,635)	(755)	1,054	(281)	(349)	(4,700)
Quidel Deutchland, GMBH	755	1,570	—	—	28	(153)	(109)	2,091

Litmus Concepts, Inc.	5,635	(1,027)	—	—	—	—	—	4,608

Metra Biosystems, Inc.	(1,266)	—	1,027	(1,570)	(1,914)	(1,091)	(2,431)	(7,245)
Metra Biosystems, Quidel Limited (UK)	349	2,431	—	109	—	(803)	—	2,086
Metra Biosystems, GMBH	(1,054)	1,914	—	(28)	—	—	—	832
Metra Biosystems, Quidel Limited (Italy)	281	1,091	—	153	—	—	803	2,328

Intercompany	4,700	7,245	(4,608)	(2,091)	(832)	(2,328)	(2,086)	—

SCHEDULE 8
TO
SECURITY AGREEMENT
US Trademarks:

	Serial	Reg.		Registration or
Registered Owner	Number	Number	Word Mark	Filing Date
Quidel Corp.	78521973		RESEARCH TO RAPIDS	November 23, 2004
Quidel Corp.	78279893	2858136	METRA	June 29, 2004
Quidel Corp.	78408836	2970418	GII	July 19, 2005
Quidel Corp.	78406734	3134897	RUB ’N READ	September 23, 1997
Quidel Corp.	76415254	2760146	QUICKVUE ADVANCE	September 2, 2003
Quidel Corp.	77240709		LIT	September 27, 2007
Quidel Corp.	76428892	2952356	LTF	May 17, 2005
Quidel Corp.	76415283	2749808	QUICKVUE+	August 12, 2003
Quidel Corp.	75318130	2246613	SEMI-Q	May 18, 1999
Quidel Corp.	77216826	3397700	ONE VISIT, ONE TEST, ONE TIME	March 18, 2008
Quidel Corp.	75183365	2103404	QUICKVUE IN-LINE	October 7, 1997
Quidel Corp.	75005998	2015305	QUIDEL	November 12, 1996
Quidel Corp.	74802108	1932393	RAPIDVUE	October 31, 1995
Quidel Corp.	74801126	1777007	QUICKVUE	June 15, 1993
Quidel Corp.	73824432	1595172	OVUKIT	May 8, 1990
Quidel Corp.	73502975	1361265	QUIDEL	September 24, 1985
Quidel Corp.	77240648		LAB IN A TUBE	July 27, 2007
Quidel Corp.	77405521		QUICKVUE FIT	February 25, 2008
Quidel Corp.	77385811		TEST AND TREAT TODAY	January 31, 2008
Quidel Corp.	75052787	2131718	TEST DEVICE CONFIGURATION & DESIGN	January 27, 1988
Quidel Corp.	77267312	3426296	QUICKVUE	May 18, 2008

	Serial	Reg.		Registration or
Registered Owner	Number	Number	Word Mark	Filing Date
Pacific Biotech	73788720	1694186	PACIFIC BIOTECH	June 16, 1992
Pacific Biotech	73708085	1504561	CARDS	September 20, 1988
Foreign Trademarks:

Quidel Corp.	BLUEPOINT	Hong Kong	2050/1988 01/25/1988	4134/1991
Quidel Corp.	BLUEPOINT	Ireland	11/23/1987	125164

Quidel Corp.	BLUEPOINT	Ireland	11/23/1987	125165
Quidel Corp.	BLUETEST	Canada	08/07/1985	320442 11/07/1986
Quidel Corp.	BLUETEST	Denmark	VA 3848-1985 07/09/1985	VR 819/1987 02/13/1987
Quidel Corp.	BLUETEST	European Union	004132833 11/19/2004	4132833 10/6/2006
Quidel Corp.	BLUETEST	Finland	T200401540 06/16/2004	98324 4/21/1987
Quidel Corp.	BLUETEST	South Africa	95/7548 06/14/1995	95/7548 03/23/1998
Quidel Corp.	CAMEO	Canada	665955 09/07/1990	TMA452288 12/29/1995
Quidel Corp.	CAMEO	Malaysia	MA/5949/90 09/08/1990	90/05949 08/22/1994
Quidel Corp.	CAMEO	New Zealand	204584 09/05/1990	204584 11/17/1994
Quidel Corp.	CAMEO	Philippines	110640 08/16/1996	4-1996113062 01/25/2001
Quidel Corp.	CARDS+ - OS (Design)	Germany	40160/5 WZ 10/18/1990	2001850 06/18/1991
Quidel Corp.	CARDS+ - OS (Design)	Italy	42132C/90 10/19/1990	601766 07/14/1993
Quidel Corp.	CARDS+ - OS (Design)	Korea (South)	90-29047 09/27/1990	220703 09/02/1991
Quidel Corp.	CARDS+ - OS (Design)	New Zealand	205006 09/25/1990	205006 06/24/1994
Quidel Corp.	CARDS+ - OS (design)	Switzerland	08/02/1991	385645
Quidel Corp.	CARDSsOS+ (Design)	Taiwan	79044439 10/11/1990	535857 10/01/1991
Quidel Corp.	CONCISE	Austria	AM 5973/90 11/23/1990	140850 03/09/1992
Quidel Corp.	CONCISE	Finland	6181/90 11/28/1990	122097 09/21/1992
Quidel Corp.	CONCISE	France	250918 11/21/1990	1628928 10/23/2000
Quidel Corp.	CONCISE	Germany	H 64765/5Wz 12/18/1990	2017447 07/20/1992
Quidel Corp.	CONCISE	Greece	108817 04/30/1992	108817 01/17/1995
Quidel Corp.	CONCISE	Japan	134072/90 12/03/1990	2718482 12/25/1996
Quidel Corp.	CONCISE	Poland	Z 106971 03/10/1992	80493 01/30/1995
Quidel Corp.	CONCISE	Sweden	90-10795 11/23/1990	242717 11/27/1992
Litmus Concepts	FEMEXAM	Canada	841398 04/07/1997	TMA527076 04/27/2000

9

Litmus Concepts	FEMEXAM	China	9800139811 12/11/1998	1389496 04/28/2000
Litmus Concepts	FEMEXAM	Japan	10-81152 09/24/1998	4321000 10/01/1999
Litmus Concepts	FEMEXAM	Taiwan	8747519 09/25/1998	858881 07/16/1999
Quidel Corp.	gII	Australia	990024 02/20/2004	990024 01/23/2006
Quidel Corp.	gII	European Union	003666963 02/20/2004	003666963 08/03/2005
Quidel Corp.	gII	Mexico	644458 02/19/2004	827874 03/30/2004
Quidel Corp.	gII	Switzerland	51105/2004 02/20/2004	522356 06/22/2004
Quidel Corp.	LTF	Barbados	12/02/2002	81/17616 09/03/2003
Quidel Corp.	LTF	Canada	1153014 09/18/2002	615056 07/16/2004
Quidel Corp.	LTF	China	3333083 10/11/2002	3333083 03/28/2004
Quidel Corp.	LTF	European Union	002856383 09/18/2002	002856383 12/18/2003
Quidel Corp.	LTF	Guatemala	M-8376-2002 11/27/2002	123519 04/28/2003
Quidel Corp.	LTF	Jamaica	42946 09/20/2002	42946 09/20/2002
Quidel Corp.	LTF	Japan	2002-086907 10/15/2002	4723149 10/31/2003
Quidel Corp.	LTF	Korea (South)	2002-46314 10/09/2002	580321 04/16/2004
Quidel Corp.	LTF	Mexico	577322 11/28/2002	812976 11/19/2003
Quidel Corp.	LTF	Norway	2002 09490 10/09/2002	218910 05/15/2003
Quidel Corp.	LTF	Poland	Z0256252 10/14/2002
Quidel Corp.	LTF	Taiwan	91-042421 10/08/2002	1064966 11/16/2003
Quidel Corp.	LTF	Venezuela	2002-018246 11/21/2002	P-251039 04/12/2004
Quidel Corp.	METRA & Design	European Union	003961117 07/30/2004	00396117 11/30/2007
Quidel Corp.	MODEL	Canada	521383 05/02/1984	309896 12/27/1985
Quidel Corp.	MODEL	Germany	M54677/1WZ 04/26/1984	1081178 04/26/1984
Quidel Corp.	QCARD	Canada	879663 05/28/1998	TMA545849 05/30/2001
Quidel Corp.	QUICKVUE	Argentina	2004274 10/12/1995	1640987 08/07/1997

10

Quidel Corp.	QUICKVUE	Australia	710401 06/19/1996	710401 06/20/1997
Quidel Corp.	QUICKVUE	Benelux	824974 04/06/1994	550425 04/06/1994
Quidel Corp.	QUICKVUE	Brazil	818974699 12/13/1995	818974699 09/01/1998
Quidel Corp.	QUICKVUE	Chile	327868 12/04/1995	473523 12/05/1996
Quidel Corp.	QUICKVUE	Finland	1846/94 04/13/1994	137824 05/22/1995
Quidel Corp.	QUICKVUE	France	93/487498 10/13/1993	93/487498 10/13/1993
Quidel Corp.	QUICKVUE	France	94519252 05/06/1994	94519252 05/06/1994
Quidel Corp.	QUICKVUE	Germany	Ql 806/5 WZ 10/11/1993	2077892 09/19/1994
Quidel Corp.	QUICKVUE	Italy	RM2003C005366 10/18/1993	662442 09/11/1995
Quidel Corp.	QUICKVUE	Japan	5-104359 10/14/1993	4490976 07/13/2001
Quidel Corp.	QUICKVUE	Malaysia	96/08376 07/25/1996
Quidel Corp.	QUICKVUE	Mexico	120695 12/06/1995	656174 05/30/2000
Quidel Corp.	QUICKVUE	New Zealand	263382 06/11/1996	263382 06/11/1996
Quidel Corp.	QUICKVUE	Norway	94.2119 04/11/1994	168401 06/22/1995
Quidel Corp.	QUICKVUE	Philippines	110638 08/16/1996	41996113060 11/14/2000
Quidel Corp.	QUICKVUE	Singapore	S/6154/96 06/17/1996
Quidel Corp.	QUICKVUE	Spain	1910922 06/28/1994	1910922 06/05/1995
Quidel Corp.	QUICKVUE	Taiwan	85-029972 06/18/1996	756904 04/16/1997
Quidel Corp.	QUICKVUE	Thailand	317006 09/10/1996	Kor66965
Quidel Corp.	QUICKVUE	United Kingdom	1550030 10/08/1993	1550030 09/19/2000
Quidel Corp.	QUICKVUE ADVANCE	Barbados	12/02/2002	81/17617 6/15/1993
Quidel Corp.	QUICKVUE ADVANCE	Brazil	825020573 10/18/2002
Quidel Corp.	QUICKVUE ADVANCE	Canada	1153016 09/18/2002	618208 08/31/2004
Quidel Corp.	QUICKVUE ADVANCE	China	3333082 10/11/2002	3333082 03/28/2004
Quidel Corp.	QUICKVUE ADVANCE	European Union	2856375 09/18/2002	002856375 12/18/2003

11

Quidel Corp.	QUICKVUE ADVANCE	Guatemala	M-8375-2002 11/27/2002	123719 05/13/2003
Quidel Corp.	QUICKVUE ADVANCE	Honduras	17467-02 12/04/2002	88509 08/18/2003
Quidel Corp.	QUICKVUE ADVANCE	Jamaica	42947 09/20/2002	42947 09/20/2002
Quidel Corp.	QUICKVUE ADVANCE	Japan	2002-086906 10/15/2002	4661972 04/11/2003
Quidel Corp.	QUICKVUE ADVANCE	Korea (South)	2002-46313 10/09/2002	581757 05/04/2004
Quidel Corp.	QUICKVUE ADVANCE	Mexico	577323 11/28/2002	786881 04/15/2003
Quidel Corp.	QUICKVUE ADVANCE	Norway	2002 09491 10/09/2002	218821 05/08/2003
Quidel Corp.	QUICKVUE ADVANCE	Poland	Z-256250 10/14/2002
Quidel Corp.	QUICKVUE ADVANCE	Taiwan	91-042420 10/08/2002	1065240 11/16/2003
Quidel Corp.	QUICKVUE ADVANCE	Venezuela	2002-017754 11/12/2002	P-250282 02/13/2004
Quidel Corp.	QUIDEL	Argentina	2104159 09/19/1997	1706107 11/20/1998
Quidel Corp.	QUIDEL	Benelux	697016 04/28/1987	432215
Quidel Corp.	QUIDEL	Brazil	820287202 09/30/1997	820287202 05/30/2000
Quidel Corp.	QUIDEL	Finland	T199703580 09/16/1997	211088 09/15/1998
Quidel Corp.	QUIDEL	France	855324 05/12/1987	1407922
Quidel Corp.	QUIDEL	Germany	Q1221/10Wz 06/30/1987	1131449 12/02/1988
Quidel Corp.	QUIDEL	Greece	134527 09/19/1997	134527 08/17/1999
Quidel Corp.	QUIDEL	Ireland	208018 09/16/1997	208018 09/16/1997
Quidel Corp.	QUIDEL	Korea (South)	10018/87 05/19/1987	161003 10/19/1988
Quidel Corp.	QUIDEL	Mexico	310945 10/15/1997	635881 12/10/1999
Quidel Corp.	QUIDEL	Portugal	326788Z 10/24/1997	326788Z 05/12/1998
Quidel Corp.	QUIDEL	Spain	1970507 06/12/1995	1970507 10/07/1996
Quidel Corp.	QUIDEL (English & Katakana)	Japan	51060/89 05/02/1989	2370683 01/31/1992
Quidel Corp.	QUIDEL (English & Katakana)	Japan	106898/87 09/22/1987	2440774 07/31/1992
Quidel Corp.	QUIDEL (in Korean)	Korea (South)	14157/87 07/20/1987	5090/98 05/18/1989

12

Quidel Corp.	QUIDEL (stylized)	Austria	AM 1575/87 04/28/1987	117734 10/14/1987
Quidel Corp.	QUIDEL (stylized)	Canada	583250 04/30/1987	346481 10/14/1988
Quidel Corp.	QUIDEL (stylized)	Denmark	3150/1987 05/14/1987	7131/1991 10/25/1991
Quidel Corp.	QUIDEL (stylized)	Italy	34415C/87 05/28/1987	502717 01/11/1989
Quidel Corp.	QUIDEL (stylized)	Japan	51304/87 05/09/1987	2384301 02/28/1992
Quidel Corp.	QUIDEL (stylized)	Japan	51059/89 05/02/1989	2413309 05/29/1992
Quidel Corp.	QUIDEL (stylized)	Norway	871886 05/11/1987	140131 01/18/1990
Quidel Corp.	RAPIDVUE	Spain	1910932 06/28/1994	1910932 06/05/1995
Quidel Corp.	RAPIDVUE	Thailand	317005 09/10/1996	Kor65294 11/10/1997
Quidel Corp.	SAFEPLAN	Benelux	786795 10/05/1992	520611 10/05/1992
Quidel Corp.	SAFEPLAN	France	92438558 10/21/1992	92438558 10/21/1992
Quidel Corp.	SAFEPLAN	Germany	Ql684/10WZ 10/09/1992	2065849 05/26/1994
Quidel Corp.	SAFEPLAN	Italy	RM92C003900 10/21/1992	644520 03/02/1995
Quidel Corp.	SEMI-Q	Japan	9-147476 08/08/1997	4201562 10/16/1998
Quidel Corp.	SEMI-Q	Mexico	306539 09/03/1997	562559 10/31/1997

13

SCHEDULE 9
TO
SECURITY AGREEMENT
U.S. and FOREIGN PATENTS ISSUED:

Owner	Title	Country	Patent No.	Inventors	Issue Date
Quidel Corp.	System & Method for External Acoustic Bone Velocity Measurement	US	5396891	Roy E. Laudenslager Whitney	3/14/1995
		Germany-EP	0693906		2/27/2002
		EPO	0693906		2/27/2002
		Spain-EP	0693906		2/27/2002
		France-EP	0693906		2/27/2002
		UK-EP	0693906		2/27/2002
		Italy-EP	0693906		2/27/2002

Quidel Corp.	Apparatus and Method for Acoustic Analysis of Bone Using Optimized Functions of Spectral and Temporal Signal Components	US	5592943	David Butt Jeffrey H. Goll McCarter Neldon C. Wagner Rowan	1/14/1997

Metra Biosystems, Inc.	Apparatus and Method for Acoustic Analysis of Bone Using Optimized Functions of Spectral and Temporal Signal Components	US	5720290	Joseph P. Buhler David Butt Jeffrey H. Goll Neldon C. Wagner Hartwell H. Whitney	5/29/2001
		Canada	2213523		5/29/2001

Metra Biosystems, Inc.	Ultrasonic Waveform Assay for Bone Assessment Using Values Mapped Over a Region	US	5921929	Jeffrey H. Goll Hartwell H. Whitney	7/13/1999
		Germany-EP	0 963 177		3/3/2004
		EPO	0 963 177		3/3/2004
		Spain-EP	0 963 177		3/3/2004
		France-EP	0 963 177		3/3/2004
		UK-EP	0 963 177		3/3/2004
		Italy-EP	0 963 177		3/3/2004

Metra Biosystems, Inc.	Apparatus and Method for Acoustic Analysis of Bone	US	6015383	David Butt Jeffrey H. Goll Neldon C. Wagner Hartwell H. Whitney	1/18/2000

Metra Biosystems, Inc.	Apparatus And Method For Calibration Of An Ultrasound Transmission Probe	US	5947902	Joe P. Buhler Jeffrey H. Goll	9/7/1999

14

Owner	Title	Country	Patent No.	Inventors	Issue Date
Metra Biosystems, Inc.	Apparatus and Method for Ultrasonic Bone Assessment	US	6090046	Jeffrey H. Goll Miles Myoga Hartwell H. Whitney	7/18/2000

Metra Biosystems, Inc.	Apparatus and Method for Calibration of an Ultrasound Transmission Probe	US	6086536	Joe P. Buhler Jeffrey H. Goll	7/11/2000

Metra Biosystems, Inc.	Acoustic Analysis of Bone Using Point-Source-Like Transducers	US	6371916	Joe P. Buhler	4/16/2002

Metra Biosystems, Inc.	Test Object Geometry for Ultrasound Transmission Calibration	US	6264607	Jeffrey H. Goll David Pratt Donald Wood	7/24/2001

Quidel Corp.	Antigen Preparation For Detecting H. pylori	US	5814455	Allan D. Pronovost; Jan W. Pawlak; Kristy S. Condon	9/29/1998

Quidel Corp.	Test Kits and Methods for Detecting H. Pylori	US	5846751		12/08/98

	Antigen Preparation for Detecting H. Pylori	France	2669929		5/5/1995
		Italy	1252164		6/5/1995
		Japan	3202772		6/22/2001

Quidel Corp.	One-Step Lateral Flow Non-Bibulous Assay	US	5766961	Catherine Pawlak Allan Pronovost Keren Goins	6/16/1998
		US	5770460	Catherine Pawlak Allan Pronovost Keren Goins	6/23/1998
		EPO	0566695		6/2/1999
		Japan	2868900		12/25/1998
		France-EP	0566695		6/2/1999
		Germany-EP	692293345		6/2/1999
		Italy-EP	0566695		6/2/1999
		UK-EP	0566695		6/2/1999

Quidel Corp.	Method to Remove Red Blood Cells from Whole Blood Samples	US	5118428	Barbara McLaughlin William P. Kolb	6/2/92

Quidel Corp.	Red Blood Cell Separation Means For Specific Binding Assays	US	5939331	John Burd Steven Miller Gerald Rowley Allen Provonost	8/17/1999

Quidel Corp.	Simplified Extraction Method for Bacterial Antigens Using Dried Reagents	US	5536646	Theodore T. Sand James A. Gordon Allan D. Provonost	7/16/1996

15

Owner	Title	Country	Patent No.	Inventors	Issue Date
Quidel Corp.	IMPROVED ONE-STEP LATERAL FLOW ASSAYS	US	6656744	Allan Pronovost	12/2/2003

Monoclonal Antibodies, Inc.*	Improved Membrane Assay Using Focused Sample Application	Germany-EP	P3851744	Martha L. Hay-Kaufman Rosette Becker Robert Danisch	10/5/1994
		EPO	0319294		10/5/1994
		France-EP	0319294		10/5/1994
		UK-EP	0319294		10/5/1994
		Italy-EP	0319294		10/5/1994

Quidel Corp.	Method for Determining Periodic Infertility in Females	US	5118630	Thomas A. Glaze Barbara McLaughlin William P. Kolb	6/2/1992
		Germany-EP	689228228		5/24/1995
		EPO	0367615		5/24/1995
		Spain-EP	2075853		5/24/1995
		France-EP	0367615		5/24/1995
		UK-EP	0367615		5/24/1995
		Italy-EP	26931 BE/95		5/24/1995

Quidel Corp.	Assay Having Improved Dose Response Curve	US Japan	5541069 3358737	Richard Mortensen Henry K. Tom	7/30/1996 10/11/2002

Quidel Corp.	Lateral Flow Medical Diagnostic Assay Device with Sample Extraction Means	US	5415994	Michael R. Imrich John K. Zeis Steven P. Miller Allan D. Pronovost	5/16/1995
		Germany-EP	694287989		10/24/2001
		EPO	0712495		10/24/2001
		Spain-EP	0712495		10/24/2001
		France-EP	0712495		10/24/2001
		UK-EP	0712495		10/24/2001
		Italy-EP	0712495		10/24/2001
		Japan	3394539		1/31/2003

Quidel Corp.	One-Step Urine Creatinine Assays	US	5804452	Allan Pronovost Jan Pawlak	9/8/1998

Quidel Corp.	Assays & Devices for Distinguishing Between Normal & Abnormal Pregnancy	US	5786220	Allan David Pronovost; Theodore T. Lee	7/28/1998

Quidel Corp.	Immunoenzymatic Detection Device	US	5783401	Jacques Toledano	7/21/1998
		Germany-EP	P38791803		3/10/1993
		EPO	0334947		3/10/1993

*	Monoclonal Antibodies, Inc. merged with Quidel Corporation and the owner of this Patent is Quidel Corporation, even though the public record does not reflect such owner name change.

16

Owner	Title	Country	Patent No.	Inventors	Issue Date
		France-EP	0334947		3/10/1993
		UK-EP	0334947		3/10/1993
		Italy-EP	0334947		3/10/1993

Quidel Corp.	Method and Device for Chlamydia Detection	US	5773234	Allan Pronovost Rbert E. Klepper Catherine Pawlak	6/30/1998
		EPO	0843815		4/23/2003
		Germany-EP	P696276682		4/23/2003
		UK-EP	0843815		4/23/2003
		Spain-EP	0843815		4/23/2003
		France-EP	0843815		4/23/2003
		Italy-EP	0843815		4/23/2003

Quidei Corp.	Direct Stain Specific Binding Assays for Microorganisms	US	5741662	Randall Madsen Lorraine S. Bautista Jan W. Pawlak Allan D. Provonost	4/21/1998

Quidel Corp.	Immunodiagnostic Device Having A Desiccant Incorporated Therein	US	5763262	Siu-Yin Wong Fon-Chiu Mia Chen Eugene Fan	6/9/1998

Quidel Corp.	Prevention of Spontaneous Complement Activation in Mammalian Biological Fluids	US	5221616	William P. Kolb Linda M. Kolb John D. Tamerius	6/22/1993

Quidel Corp.	Enzyme Substrate Delivery and Product Registration in One Step Enzyme Immunoassays	US	6306642	Alan M. NelsonJan W. PawlakAllan D. Provonost	10/23/2001
		US	6706539		3/16/2004

Quidel Corp.	Solid Phase Immunoassay Device and Method of Making Same	US	5223220	Eugene Fan Sinfu Tzeng Fon-Chiu M. Chen Ching Huang Dou-Mei Wang Theresa Popeloy	6/29/1993

Quidel Corp.	Whole Blood Assays Using Porous Membrane Support Devices	US	RE35306	Fon-Chiu Mia Chen Eugen Fan	7/30/96

Quidel Corp.	Immunochromatographic Assay And Method Of Using Same	US	5096837	Eugene Fan Fon-Chiu M. Chen Ching Huang Dou-Mei Wang Greg Wilson Michael W. Milner	3/17/1992
		Germany-EP	691262489		5/28/1997
		EPO	0466914		5/28/1997
		Spain-EP	0466914		5/28/1997

17

Owner	Title	Country	Patent No.	Inventors	Issue Date
		France-EP	0466914		5/28/1997
		UK-EP	0466914		5/28/1997
		Italy-EP	0466914		5/28/1997
		Japan	3317699		6/14/2002

Quidel Corp.	Controlled Sensitivity Immunochromatographic Assay	US	5521102	Hans R. Boehringer Jan L. Sabran Ya-chen Hsu Bentley Tarn	5/28/1996

Quidel Corp.	Reaction Unit For Use In Analyzing Biological Fluids			Eugene FanChing HuangDou-Mei WangGreff L. Wilson
		Germany	M90029119		4/20/2000
		France	902636		11/15/1990
		UK	2006259		1/12/1990
		Italy	59758		9/13/1993

Litmus Concepts	Fecal Occult Blood Test Reagent	US	5053342	Paul J. Lawrence	10/1/1991

Metra Biosystems, Inc.	Method and Kit for Pyridinoline Assay	US	5527715	Viola T. Kung	6/18/1996

Metra Biosystems, Inc.	Derivatized Pyridinoline Reagent	US	5350855	Yuri Daniloff	9/27/1994
		US	5502197		3/26/1996
		US	5756679		5/26/1998

Metra Biosystems, Inc.	Serum Pyridinium Crosslinks Assay	US	5736344	Baltazar Gomez Jr.	4/7/1998
		Japan	3448295		7/4/2003

Metra Biosystems, Inc.	Method and Kit for Pyridinium Crosslink Assay	US	5620861	Hsin-Shan Julia Ju	4/15/1997

Metra Biosystems, Inc.	Method and Kit for Pyridinium Crosslink Assay	Canada	2140921	Mary J. Cerelli	9/30/2003
		Australia	684047	Mary J. Cerelli	3/26/1998
		EPO	0653067	Mary J. Cerelli	1/22/2003
		France	0653067		1/22/2003
		Germany	69332655 T2		11/27/2003
		Italy	0653067		1/22/2003
		Spain	0653067		1/22/2003
		United Kingdom	0653067		1/22/2003

18

Owner	Title	Country	Patent No.	Inventors	Issue Date
Metra Biosystems, Inc.	Screening Method for Periodontal Disease	US	5756361	Neil Winterbottom	5/26/1998

Metra Biosystems, Inc.	Perspiration Assay for Bone Resorption	US	5661039	Baltazar Gomez Jr.	8/26/1997

Metra Biosystems, Inc.	Collagen-Peptide Assay Method	US	5972623	Steven M. Krane	10/26/1999
		Australia	752227	Scott D. Leigh	1/16/2003
		EPO	1010007		1/21/2004
		France	1010007		1/21/2004
		Germany	1010007		1/21/2004
		Italy	1010007		1/21/2004
		Spain	1010007		1/21/2004
		United Kingdom	1010007		1/21/2004

Quidel Corp.	Pyridinium Crosslinks Assay	US	6,716,593	Simon P. Robins	4/6/2004

Quidel Corp.	Colorimetric Immunoassay On Solid Surface	Canada	1223813	Wada	7/7/1987

Quidel Corp.	Method Of Sample Transfer Using a Filter Applicator	US	5079170	Daniel B. Rosman	1/7/1992

Litmus Concepts	Fast Response Test Panel	Canada	2131999	Paul J. Lawrence Marian B. Fuccafurni Leah P. Lawrence	5/14/2002
		Germany	DE69332653 T2		12/18/2003
		EPO	0632892		1/22/2003
		Spain-EP	0632892		1/22/2003
		France-EP	0632892		1/22/2003
		UK-EP	0632892		1/22/2003
		Italy-EP	0632892		1/22/2003
		Japan	3249522		11/9/2001
		Mexico	181616		5/8/1996
		US	5268146		12/7/1993

Litmus Concepts	Technology Methods of Assaying for the Presence of Aspartic Proteases and Other Hydrolytic Enzyme Activities	Canada	2160262	Paul J. Lawrence; Aulena Chudhuri; Terrence Andreasen	3/26/2002
		Germany-EP	P69424663.8		5/24/2000
		EPO	0694077		5/24/2000
		France-EP	FR 0694077		5/24/2000
		UK-EP	0694077		5/24/2000
		Italy-EP	0694077		5/24/2000
		Mexico	193472		9/22/1999

19

Owner	Title	Country	Patent No.	Inventors	Issue Date
Litmus Concepts	Reporter Enzyme Release Technology: Methods of Assaying for the Presence of Aspartic Protease and Other Hydrolytic Enzyme Activities	US	5416003		5/16/1995
Litmus Concepts	Test Device for Assays for Hydrolytic Enzyme Activity	US	5585273		12/17/1996
Litmus Concepts	Reporter Enzyme Release Technology: Methods of Assaying for the Presence of Aspartic Protease and Other Hydrolytic Enzyme Activities	US	6251621		6/26/2001

Litmus Concepts	Assay for Proline Iminopeptidase & Other Hydrolytic Activities			Paul J. Lawrence Terrence Andreasen David R. Shockey
		Canada	2202993		1/1/2002
		Germany-EP	69512263		9/15/1999
		EPO	0791071		9/15/1999
		France-EP	FR 0791071		9/15/1999
		UK-EP	GB 0791071		9/15/1999
		Italy-EP	26830BE/99		9/15/1999
		Mexico	198500		9/6/2000
		US	5571684’		11/5/1996

Litmus Concepts	PH and Amine Test Elements and Applications to Diagnosis of Vaginal Infections	Japan	3349157	Paul J. Lawrence; Peter U. Ly; David R. Shockey	9/23/2002
		US	5660790		8/26/1997

Litmus Concepts	AMINE TEST DEVICE IN AN AQUEOUS LIQUID SAMPLE AND APPLICATION TO DIAGNOSIS OF VAGINAL INFECTIONS	Japan	3442068		6/20/2003

Litmus Concepts	PH AND AMINE TEST DEVICE IN AQUEOUS LIQUID SAMPLE AND APPLICATION TO DIAGNOSIS OF VAGINAL INFECTIONS	Japan	3467490		8/29/2003

Litmus Concepts	Ph and Amine Test Elements	US	5910447		6/8/1999

Litmus Concepts	Ph Test	US	5897834		4/27/1999

Litmus Concepts	Ph & Amine Test Elements & Applications to Diagnosis of Vaginal Infections	US	6099801		8/8/2000

Litmus Concepts	Method of Making a Ph and Amine Test Element	US	6113856		9/5/2000

Litmus Concepts	pH & Amine Test Elements & Applications to Diagnosis of Vaginal Infections	US	6200817		3/13/2001

Litmus Concepts	External, Dried Reagent Control for Analytical Test Devices	US	6451607	Paul J. Lawrence Robert Pena Terrance Andreasen	9/17/2002

20

Owner	Title	Country	Patent No.	Inventors	Issue Date
Quidel Corp.	Quantitative Lateral Flow Assays & Devices	US	6924153	Hans Boehringer	02/02/2006

Quidel Corp.	Method for Adding an Apparent Non-Signal Line to a Lateral Flow Assay	US	6855561	Jeremy Jerome	08/15/2005

Quidel Corp.	Method for Adding an Apparent Non-Signal Line to a Lateral Flow Assay	US	7226793	Jeremy Jerome	12/05/2007

Quidel Corp.	Method for Adding an Apparent Non-Signal Line to a Rapid Diagnostic Assay	US	7179657	Jeremy Jerome	08/20/2007

Quidel Corp.	Method for Adding an Apparent Non-Signal Line to a Lateral Flow Assay	EPO	02798207.3	Jeremy Jerome	08/20/2007

Quidel Corp.	Assays for Trichomonal and Other Hydrolases	US	7291481	Paul J. Lawrence et al.	11/06/2007

Quidel Corp.	Quantitative Lateral Flow Assays and Devices	US	7144742	Allan Provonost et al.	12/05/2006

Quidel Corp.	Devices for the Detection of Multiple Analytes in a Sample	US	7378285	Paul Lambotte et al.	05/27/2008

Quidel Corp.	Iconic Colorimetric Test Device with Reduced Susceptibility to False Positive and False Negative Readings	US	7255832	Paul J. Lawrence et al.	08/14/2007

Quidel Corp.	Assays for Trichomonal and Other Hydrolases	US	7041469	Paul J. Lawrence et al.	05/09/2006

Quidel Corp.	Method for Adding an Apparent Non-signal Line to a Rapid Diagnostic Assay	US	7179657	Jeremy Jerome et al.	02/20/2007

Quidel Corp.	Improved One-Step Lateral Flow Assays	US	6656744	Allan Pronovost	12/2/2003
U.S. and FOREIGN PATENTS PENDING:

Owner	Title	Country	Serial No.	Inventors	Filing Date
Metra Biosystems, Inc.	Collagen-Peptide Assay Method	Canada	2,297,555	Steven M. Krane	7/31/1998

Metra Biosystems, Inc.	Collagen-Peptide Assay Method	Japan	2001512143T2	Steven M. Krane	7/31/1998

Quidel Corp.	Pyridinium Crosslinks Assay	Australia	0024967A5	Simon P. Robins	1/7/2000

Litmus Concepts	Reporter Enzyme Release Technology: Methods of Assaying for the Presence of Aspartic Proteases and Other Hydrolytic Enzyme Activities	Japan	08509124	Paul J. Lawrence Aulena Chudhuri Terrence Andreasen	4/13/1994
		Vietnam	S-150395		4/13/1994

Quidel Corp.	Ph and Amine Test Elements and Applications to Diagnosis of Vaginal Infections	Canada	2263293	Paul J. Lawrence Peter U. Ly David R. Shockey	7/10/1997
		EPO	925501		7/10/1997

Quidel Corp.	Enzyme Substrate Delivery and Product Registration in One-Step Enzyme Immunoassays	US	10/763,466	Alan M. Nelson; Jan W. Pawlak; Allan D. Pronovost	1/22/04

21

Owner	Title	Country	Serial No.	Inventors	Filing Date
Metra Biosystems, Inc.	Method and Kit for Pyridinium Crosslink Assay	JP	7509780T2	Mary J. Cerelli	7/30/03

Metra Biosystems, Inc.	Ultrasonic Waveform Assay for Bone Assessment Using Values Mapped Over a Region	EP	04 075 653.8	Jeffrey H. Goll Hartwell H. Whitney	3/2/04

Quidel Corp.	Rapid Immunochromatographic Assays and Devices	US	60/555,612	Cem Gokhan	3/24/2004

Quidel Corp.	Hybrid Phase Rapid Assay Platform	US	10/824,017	Cem Gokhan	4/14/2004

Quidel Corp.	Hybrid Phase Rapid Assay Platform	US	10/854,876	Cem Gokhan	5/27/2004

Quidel Corp.	Magnetic Ink For Marking Defective Parts or Assemblies During Manufacturing	US	12/077,885	Scot McLeod	3/21/2008

Quidel Corp.	Analytical Devices With Integrated Desiccant	US	12/148,344	Kevin Kirby Sarah Dennison	4/17/2008

Quidel Corp.	Rapid Test Apparatus	US	11/625,813	Kevin Kirby Greg Liang	1/22/2007

Quidel Corp.	Integrated Assay Device and Housing	US	61/046,789	Bruce Jacono Jack Barry	4/21/2008

Quidel Corp.	Iconic Colorimetric Test Device with Reduced Susceptibility to False Positive and False Negative Readings	US	11/774,487	Paul J. Lawrence et al.	07/06/2007

Quidel Corp.	Assays For Trichomonal and Other Hydrolases	US	11/838,078	Paul J. Lawrence et al.	08/13/2007

Quidel Corp.	Method for Adding an Apparent Non-Signal Line to a Lateral Flow Assay	US	11/757,270	Jeremy Jerome et al.	07/06/2007

Quidel Corp.	Quantitative Lateral Flow Assays and Devices	US	11/595,777	Allan Pronovost et al.	11/08/2006

Quidel Corp.	Method for Adding an Apparent Non-Signal Line to a Rapid Diagnostic Assay	US	11/622,201	Jeremy Jerome et al.	01/11/2007

Quidel Corp.	Analytical Devices with Primary and Secondary Flow Paths	US	11/240,972	Peter Ly et al.	09/30/2005

Quidel Corp.	Hybrid Phase Lateral Flow Assay	US	11/088,579	Cem Gokhan	03/23/2005

22

SCHEDULE 10
TO
SECURITY AGREEMENT
U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

None
Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

None
Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

None
Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

None

23

SCHEDULE 11
TO
SECURITY AGREEMENT
Deposit Accounts, Securities Accounts, Commodity Accounts

Account Holder	Bank	Type of Account	Description	Address of Depository Bank	Account Number
Quidel Corporation	Bank of America	Deposit	Operating General	450 B Street, Ste 1500, San Diego Ca. 92101	1459528992
Quidel Corporation	Bank of America	Deposit	Operating General (Santa Clara)	450 B Street, Ste 1500, San Diego Ca. 92101	1459528997
Quidel Corporation	Bank of America	Deposit	Payroll	450 B Street, Ste 1500, San Diego Ca. 92101	1459529000
Quidel Corporation	Bank of America	Deposit	Automated overnight investment	450 B Street, Ste 1500, San Diego Ca. 92101	1459528992
Quidel Corporation	Bane of America Securities LLC	Securities	Securities	300 S. Grand Ave., Los Angeles Ca. 90071	223-30824-1-7-GVS
Quidel Corporation	Commerzbank AG	Deposit	Germany Checking Account	Marburg, DE	IBAN DE22533400240395549900
Quidel Corporation	Banca di Legnano	Deposit	Italy Checking Account	Via Gandhi, 1 20017 Mazzo Di Rho(MI)	IBAN 03204 20501 000000046037

24

SCHEDULE 12
TO
SECURITY AGREEMENT
Chattel Paper
None

25

SCHEDULE 13
TO
SECURITY AGREEMENT
Letter-of-Credit Rights
None

26

SCHEDULE 14
TO
SECURITY AGREEMENT
Documents
None

27